UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2010

Date of reporting period: February 28, 2010

Item 1.	Reports to Stockholders.

Annual Report

February 28, 2010

Class A

(SNOAX)

Class C

(SNOCX)

Institutional Class

(SNOIX)

Investment Adviser

Snow Capital Management L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

To Our Shareholders,

We are pleased to provide you with a year-end update on the performance of the Snow Capital Opportunity Fund (“SCOF” or “the Fund”) I-shares. For the 12-month period ended February 28, 2010, the Snow Capital Opportunity Fund I-shares recorded a total annual return of 111.50% compared to a return of 53.62% for the S&P 500 Index.

As the books close on 2009, it is natural to reflect upon the extraordinary events that have transpired over the past two years. First and foremost, we thank our investors for staying the course with the Snow Capital Opportunity Fund through one of the most difficult, but ultimately rewarding periods in the Fund’s history. When put in the context of the market’s severe dislocation during this period, we are particularly satisfied with these results, and even more so when compared to our performance in 2008. At times, many thought the United States economy was teetering on the brink of a second depression; in retrospect, while the financial events of the past two years were unforgettable, our performance outcome was not tragic in the end. As always, the future contains many uncertainties, which could lead to increased volatility. But for now, the market appears to be stabilizing.

We Attribute Our Performance to Our Process and Our Discipline

We believe that this year’s performance validates our investment process and our unwavering commitment to it. We strive to manage through irrational, short-term movements in the marketplace by focusing on companies with solid financial foundations but weak near- to intermediate-term fundamentals and depressed stock prices. We held fast to our conviction throughout the downturn, staying fully invested—even in the face of adversity. Most importantly, we did not change our process but instead were more resolute. Our process does not always work over abbreviated periods or in all periods of extreme volatility; however we firmly believe that our process works over time. Our patience and perseverance served us very well in 2009.

The past 24 months have provided an illustration of the perils of market timing and the need for an intermediate- to long-term investment horizon. We are not market timers; it is our charge to find undervalued assets in the market place, determine our estimate of fair value, and to be disciplined about entering and exiting positions. By averaging into and out of our investments either through options strategies or prudent buy and sell processes (i.e. dollar cost averaging), we can exploit the short-term volatility in stock movements, giving us more freedom to focus on long-term value. This basic element of our investment process helped augment our returns over the past 12 months as we were buyers when many investors were selling equities for the perceived safety of cash and U.S. Treasuries.

Our Portfolio Appears Undervalued In Spite of Recent Returns

“The error of optimism dies in the crisis, but in dying it gives birth to an error of pessimism. This new error is born, not an infant, but a giant…”

- A.C. Pigou, as quoted by W. Mitchell “Business Cycles: The Problem…” (1927)*

We have seen a significant rebound since our last annual report in February 2009. Financial markets have recovered despite continued challenges in the economy. The credit crisis is largely over, as evidenced by the stabilization of the U.S. banking system and the narrowing of credit spreads. Equity markets remain well below pre-crisis levels but are once again responding to fundamental drivers. Most importantly, the economic recovery in the U.S. appears to be broadening from early-cycle consumer and financial companies to later cyclical technology and industrial sectors.

Despite encouraging evidence of economic recovery, many investors have chosen not to participate in the stock market rally. A consensus of pessimism has driven individuals and corporations to hold very high levels of cash and U.S. Treasuries for fear that the worst is yet to come. If the present economic recovery continues and the expected double-dip does not materialize, we believe that some of the cash on the sidelines will inevitably be reinvested in stocks and other corporate capital investments, further fueling the market recovery and economic turnaround.

While the broad market appears to be fairly valued at present, many stocks remain at depressed levels. We have been beneficiaries of a wide range of investment opportunities offering both earnings growth and price-to-earnings multiple expansion. We are optimistic about the intermediate-term prospects for our own concentrated portfolio and we believe the portfolio remains significantly undervalued.

Portfolio Positioning

One of the cornerstones of our investment strategy for the Fund is using options to generate additional income and to partially hedge downward movements in the portfolio. The options strategies we employ along with our ability to incorporate investments beyond long equity securities (e.g. options, fixed income, hybrid securities, etc.) into the portfolio as we find compelling opportunities differentiates the Fund from other straight long only equity investment products.

Our options hedging strategy remains focused on maximizing the performance of long equity positions through the sale of puts and calls. During the course of the last year, we took advantage of spikes in volatility to sell options at generous premiums. More recently, lackluster market volatility has reduced the number of compelling opportunities to sell options. Thanks to lower premiums and based on our view that the market, not our portfolio, is near fair value, we have become more active buyers of puts on the S&P 500 Index.

As of the end of February, the portfolio was approximately 90% net long. We had covered calls written against approximately 3% of our risk-adjusted long equity portfolio. In addition to the aforementioned puts on the S&P 500 Index, the portfolio continues to hold some short exchange traded funds (ETFs) as an additional hedge to our long equity portfolio. We are holding more cash than we have in the past as a component of our options strategies (e.g. written puts, and long call options) and to take advantage of any opportunities the market volatility may provide.

Looking Forward

Looking into the coming year, most market pundits and professional managers expect a slow, jobless recovery unlike prior cycles, calling this period the “new normal” and declaring that “it will be different this time.” But history suggests that the most severe downturns are often followed by equally strong rebounds. The data that we monitor also reveals that the recovery is on track, showing the same positive leading economic indicators observed in past recessions. In 2010, the disbursement of the majority of government stimulus funds should accelerate, helping to create jobs and further stabilize the economy. In short, we would expect any economic surprises this year to be to the upside.

Although the market is up significantly from its lows, the investments in the Snow Capital Opportunity Fund remain at a discount to our estimates of normalized valuations. Significant pools of cash remain on the sidelines, and any meaningful downturn in the market could spark significant inflows. It is our belief that investors can benefit meaningfully from active management in these markets since we believe having a disciplined process is the best course for navigating through the volatility.

We Would Like to Thank Our Shareholders for Their Support and Patience

In closing, we would like to again thank our investors for their continued faith in our process. We are particularly grateful for your support and patience over the past two years. We hope you are as pleased as we are with this year’s performance, and seek to be able to share more good news with you in the years to come.

*	Thomas J. Lee, J.P.Morgan, December 10, 2009.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor. Past results are no guarantee of future results.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. This investment may not be suitable for all investors.

The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Price to Earnings Ratio (P/E) is a common tool for comparing prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Snow Capital Opportunity Fund

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/09 - 2/28/10).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of 5.25% when you invest. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
	Beginning Account Value 9/1/2009	Ending Account Value 2/28/2010	Expenses Paid During Period 9/1/2009 - 2/28/2010*
Actual**	$1,000.00	$1,077.30	$8.03
Hypothetical (5% return before expenses)***	$1,000.00	$1,017.06	$7.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.56%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
**	Including loads, your actual cost of investment in the Fund would be $60.11.
***	Including loads, your hypothetical cost of investment in the Fund would be $59.89.

	Class C
	Beginning Account Value 9/1/2009	Ending Account Value 2/28/2010	Expenses Paid During Period 9/1/2009 - 2/28/2010*
Actual**	$1,000.00	$1,071.50	$11.86
Hypothetical (5% return before expenses)***	$1,000.00	$1,013.34	$11.53

*	Expenses are equal to the Fund’s annualized expense ratio of 2.31%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
**	Including loads, your actual cost of investment in the Fund would be $17.00.
***	Including loads, your hypothetical cost of investment in the Fund would be $16.52.

	Institutional Class
	Beginning Account Value 9/1/2009	Ending Account Value 2/28/2010	Expenses Paid During Period 9/1/2009 - 2/28/2010*
Actual	$1,000.00	$1,078.40	$6.75
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.56

*	Expenses are equal to the Fund’s annualized expense ratio of 1.31%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities, including both common and preferred stocks, and shares of other investment companies and ETFs. The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 28, 2010 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 28, 2010(1)

	One Year	Three Years	Since Inception (4/28/06)
Class A (with sales charge)	100.43%	-4.77%	-1.64%
Class A (without sales charge)	111.50%	-3.05%	-0.24%
Class C (with sales charge)	108.55%	-3.79%	-0.99%
Class C (without sales charge)	109.55%	-3.79%	-0.99%
Institutional Class	111.96%	-2.83%	-0.02%
S&P 500 Index	53.62%	-5.67%	-2.26%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Fund imposes a 0.50% redemption fee on shares held less than thirty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graph assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph below illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

Snow Capital Opportunity Fund

Schedule of Investments

February 28, 2010

	Shares	Value
COMMON STOCKS - 82.63%
Biotechnology - 1.89%
Amgen, Inc.(a)	73,000	$4,132,530

Capital Markets - 0.72%
Bank Of New York Mellon Corp.	55,000	1,568,600

Commercial Banks - 5.47%
Fifth Third Bancorp	214,700	2,621,487
Synovus Financial Corp.	1,077,500	3,070,875
Wells Fargo & Co.	230,000	6,288,200

		11,980,562

Communications Equipment - 1.48%
Nokia OYJ - ADR	240,000	3,232,800

Diversified Financial Services - 8.81%
Bank of America Corp.	602,815	10,042,898
JP Morgan Chase & Co.	220,490	9,253,965

		19,296,863

Electronic Equipment, Instruments & Components - 2.76%
Agilent Technologies, Inc.(a)	142,000	4,467,320
Echelon Corp.(a)	192,000	1,578,240

		6,045,560

Energy Equipment & Services - 3.02%
Hercules Offshore, Inc.(a)	445,100	1,629,066
Patterson-UTI Energy, Inc.	323,660	4,997,310

		6,626,376

Food & Staples Retailing - 1.48%
Safeway, Inc.	130,000	3,239,600

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2010

	Shares	Value
Health Care Providers & Services - 10.57%
Community Health Systems, Inc.(a)	220,000	$7,539,400
Health Net Inc.(a)	228,540	5,276,989
LifePoint Hospitals, Inc.(a)	61,000	1,860,500
Omnicare, Inc.	290,000	7,850,300
Wellpoint, Inc.(a)	10,000	618,700

		23,145,889

Industrial Conglomerates - 3.54%
General Electric Co.(b)	483,080	7,758,265

Insurance - 13.14%
Allstate Corp.	192,054	6,001,687
Hartford Financial Services Group Inc.	212,000	5,166,440
MetLife, Inc.	160,000	5,822,400
Unum Group	259,960	5,409,768
XL Capital Ltd. - Class A(b)	349,500	6,385,365

		28,785,660

Internet Software & Services - 2.00%
eBay, Inc.(a)	190,000	4,373,800

Machinery - 1.38%
Ingersoll-Rand PLC	95,000	3,031,450

Metals & Mining - 2.78%
Alcoa Inc.	333,720	4,438,476
Nucor Corp.	40,000	1,656,000

		6,094,476

Multiline Retail - 3.41%
Macy’s, Inc.	390,000	7,468,500

Oil, Gas & Consumable Fuels - 4.44%
ConocoPhillips	90,080	4,323,840
Marathon Oil Corp.	187,000	5,413,650

		9,737,490

Pharmaceuticals - 3.65%
Pfizer, Inc.	456,510	8,011,751

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2010

	Shares	Value
Software - 1.70%
Cadence Design System, Inc.(a)	50,000	$285,000
Microsoft Corp.	120,000	3,439,200

		3,724,200

Specialty Retail - 9.29%
American Eagle Outfitters, Inc.	230,000	3,880,100
The Gap, Inc.	191,290	4,112,735
Lowe’s Cos, Inc.	95,000	2,252,450
Men’s Wearhouse, Inc.	120,000	2,563,200
New York & Company, Inc.(a)	655,800	2,433,018
Office Depot, Inc.(a)	425,000	3,068,500
Pacific Sunwear Of California, Inc.(a)	455,053	2,038,637

		20,348,640

Thrifts & Mortgage Finance - 1.10%
MGIC Investment Corp.(a)	314,600	2,409,836

TOTAL COMMON STOCKS (Cost $184,774,080)		181,012,848

EXCHANGE TRADED FUNDS - 2.03%
ProShares UltraShort 20+ Year Treasury Fund(a)	65,000	3,058,250
ProShares UltraShort S&P 500 Fund(a)(b)	40,000	1,399,600

TOTAL EXCHANGE TRADED FUNDS (Cost $5,103,938)		4,457,850

REAL ESTATE INVESTMENT TRUST - 0.17%
Annaly Capital Management, Inc.	20,000	367,600

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $273,800)		367,600

PREFERRED STOCK - 1.68%
Insurance - 1.68%
American International Group, Inc.	262,450	3,679,549

TOTAL PREFERRED STOCK (Cost $1,849,791)		3,679,549

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2010

	Principal Amount	Value
CORPORATE BOND - 0.39%
Commercial Banks - 0.39%
Synovus Financial Corp. 5.125%, 06/15/2017	$1,188,000	$850,347

TOTAL CORPORATE BOND (Cost $732,649)		850,347

	Contracts	Value
PURCHASED OPTIONS - 1.33%
Call Options - 1.01%
Agilent Technologies, Inc.
Expiration: May, 2010, Exercise Price: $20.00	200	237,500
Expiration: May, 2010, Exercise Price: $25.00	200	131,000
Amgen, Inc.
Expiration: April, 2010, Exercise Price: $50.00	300	205,500
American Eagle Outfitters, Inc.
Expiration: May, 2010, Exercise Price: $15.00	200	44,200
JP Morgan Chase & Co.
Expiration: March, 2010, Exercise Price: $38.00	200	86,000
Lowe’s Cos, Inc.
Expiration: April, 2010, Exercise Price: $20.00	200	76,500
Microsoft Corp.
Expiration: April, 2010, Exercise Price: $24.00	500	242,500
Expiration: April, 2010, Exercise Price: $25.00	300	115,500
Nucor Corp.
Expiration: April, 2010, Exercise Price: $37.00	250	114,250
Pfizer, Inc.
Expiration: March, 2010, Exercise Price: $17.00	700	52,500
WellPoint Inc.
Expiration: March, 2010, Exercise Price: $45.00	550	918,500

Total Call Options		2,223,950

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2010

	Contracts	Value
Put Options - 0.32%
S&P 500 Index
Expiration: December, 2010, Exercise Price: $1,000.00	50	$247,500
Expiration: December, 2010, Exercise Price: $1,025.00	10	57,000
Expiration: December, 2010, Exercise Price: $1,050.00	50	327,000
Expiration: December, 2010, Exercise Price: $1,075.00	10	74,430

Total Put Options		705,930

TOTAL PURCHASED OPTIONS (Cost $2,455,868)		2,929,880

	Principal Amount	Value
SHORT TERM INVESTMENTS - 11.94%
Money Market Funds - 11.94%
Fidelity Institutional Government Portfolio - Class I	$26,150,572	26,150,572

TOTAL SHORT TERM INVESTMENTS (Cost $26,150,572)		26,150,572

Total Investments (Cost $221,340,698) - 100.17%		219,448,646
Liabilities in Excess of Other Assets - (0.17)%		(377,364)

TOTAL NET ASSETS - 100.00%		$219,071,282

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	A portion of this security is pledged as collateral for options written.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written

February 28, 2010

	Contracts	Value
CALL OPTIONS
Allstate Corp.
Expiration: July, 2010, Exercise Price: $31.00	300	$55,500
Community Health Systems, Inc.
Expiration: June, 2010, Exercise Price: $40.00	300	27,750
Echelon Corp.
Expiration: May, 2010, Exercise Price: $10.00	500	17,500
Hartford Financial Services Group Inc.
Expiration: March, 2010, Exercise Price: $28.00	200	1,200
Macy’s, Inc.
Expiration: May, 2010, Exercise Price: $18.00	200	38,800
MetLife, Inc.
Expiration: March, 2010, Exercise Price: $50.00	200	300
MGIC Investment Corp.
Expiration: June, 2010, Exercise Price: $7.50	600	88,800
Omnicare, Inc.
Expiration: March, 2010, Exercise Price: $25.00	200	36,000
Pacific Sunwear Of California, Inc.
Expiration: June, 2010, Exercise Price: $5.00	172	6,880
Pfizer, Inc.
Expiration: June, 2010, Exercise Price: $21.00	200	1,600
ProShares UltraShort 20+ Year Treasury Fund
Expiration: June, 2010, Exercise Price: $52.00	200	12,000
SPDR S&P Retail ETF
Expiration: June, 2010, Exercise Price: $37.00	100	19,050
Synovus Financial Corp.
Expiration: May, 2010, Exercise Price: $2.50	500	31,250
Unum Group
Expiration: March, 2010, Exercise Price: $22.50	500	5,000
Wells Fargo & Co.
Expiration: April, 2010, Exercise Price: $32.00	200	1,600

		343,230

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 28, 2010

	Contracts	Value
PUT OPTIONS
Assured Guaranty Ltd.
Expiration: March, 2010, Exercise Price: $22.50	500	$85,000
Bank of America Corp.
Expiration: May, 2010, Exercise Price: $15.00	500	25,000
Expiration: June, 2010, Exercise Price: $27.00	300	42,000
Community Health Systems, Inc.
Expiration: June, 2010, Exercise Price: $30.00	300	42,000
eBay, Inc.
Expiration: July, 2010, Exercise Price: $20.00	200	13,800
Fifth Third Bancorp
Expiration: May, 2010, Exercise Price: $10.00	500	15,000
Expiration: May, 2010, Exercise Price: $11.00	300	16,500
GameStop Corp.
Expiration: April, 2010, Exercise Price: $20.00	900	243,900
Hartford Financial Services Group Inc.
Expiration: March, 2010, Exercise Price: $22.50	400	11,600
Expiration: June, 2010, Exercise Price: $20.00	300	21,600
Expiration: March, 2010, Exercise Price: $24.00	189	13,608
Ingersoll-Rand PLC
Expiration: June, 2010, Exercise Price: $30.00	200	28,000
JP Morgan Chase & Co.
Expiration: June, 2010, Exercise Price: $36.00	500	50,500
Macy’s, Inc.
Expiration: May, 2010, Exercise Price: $15.00	300	6,000
MetLife, Inc.
Expiration: June, 2010, Exercise Price: $32.00	400	42,000
Mirant Corp.
Expiration: June, 2010, Exercise Price: $12.50	1,300	130,000
Nokia OYJ
Expiration: March, 2010, Exercise Price: $13.00	300	4,800
Nucor Corp.
Expiration: July, 2010, Exercise Price: $37.00	300	58,200
Omnicare, Inc.
Expiration: June, 2010, Exercise Price: $25.00	300	31,500

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 28, 2010

	Contracts	Value
Patterson-UTI Energy, Inc.
Expiration: May, 2010, Exercise Price: $15.00	400	$46,000
Expiration: May, 2010, Exercise Price: $15.00	300	34,500
PNC Financial Services Group, Inc.
Expiration: May, 2010, Exercise Price: $49.00	250	42,250
ProShares UltraShort 20+ Year Treasury Fund
Expiration: March, 2010, Exercise Price: $40.00	92	184
Expiration: March, 2010, Exercise Price: $46.00	200	7,600
Expiration: June, 2010, Exercise Price: $46.00	100	16,100
S&P 500 Index
Expiration: December, 2010, Exercise Price: $900.00	20	56,000
Unum Group
Expiration: June, 2010, Exercise Price: $20.00	500	55,000
XL Capital Ltd.
Expiration: July, 2010, Exercise Price: $16.00	200	15,000

		1,153,642

Total Options Written (Premiums received $1,958,039)		$1,496,872

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Assets & Liabilities

February 28, 2010

ASSETS
Investments, at value (cost $221,340,698)	$219,448,646
Dividends and interest receivable	283,005
Receivable for investments sold	347,030
Receivable for Fund shares sold	886,381
Other assets	19,571

TOTAL ASSETS	220,984,633

LIABILITIES
Written options, at value (premium received $1,958,039)	1,496,872
Payable for Fund shares redeemed	65,026
Payable to affiliates	80,274
Payable to Adviser	156,880
Payable for distribution fees	43,853
Payable for shareholder servicing fees	37,349
Accrued expenses and other liabilities	33,097

TOTAL LIABILITIES	1,913,351

NET ASSETS	$219,071,282

Net assets consist of:
Paid-in capital	$277,941,564
Accumulated net investment income	459,334
Accumulated net realized loss	(57,898,731)
Net unrealized appreciation (depreciation) on: Investments	(2,366,064)
Option contracts	935,179

NET ASSETS	$219,071,282

CLASS A SHARES
Net assets	$71,388,566
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	3,940,574
Net asset value and redemption price per share(1)	$18.12
Maximum offering price per share ($18.12/0.9475)(2)	$19.12

CLASS C SHARES
Net assets	$52,980,042
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	2,974,486
Net asset value, redemption price and offering price per share(1)(3)	$17.81

CLASS I SHARES
Net assets	$94,702,674
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	5,217,718
Net asset value and redemption price per share(1)	$18.15

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)	Reflects a maximum sales charge of 5.25%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Operations

For the Year Ended February 28, 2010

INVESTMENT INCOME
Dividend income	$2,897,260
Interest income	291,710

TOTAL INVESTMENT INCOME	3,188,970

EXPENSES
Investment advisory fees	1,628,031
Distribution fees - Class C	302,868
Administration fees	182,649
Transfer agent fees and expenses	131,143
Distribution fees - Class A	129,425
Shareholder servicing fees - Class C	100,956
Fund accounting fees	83,055
Federal and state registration fees	43,565
Reports to shareholders	34,679
Audit and tax fees	27,383
Custody fees	25,663
Legal fees	13,166
Chief compliance officer fees and expenses	5,272
Trustees’ fees and related expenses	4,136
Other expenses	17,645

NET EXPENSES	2,729,636

NET INVESTMENT INCOME	459,334

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(19,217,632)
Option contracts expired or closed	3,728,249
Net change in unrealized appreciation on:
Investments	110,427,410
Option contracts	769,031

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	95,707,058

NET INCREASE IN NET ASSETS FROM OPERATIONS	$96,166,392

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2010	Year Ended February 28, 2009

FROM OPERATIONS
Net investment income	$459,334	$2,720,495
Net realized gain (loss) on:
Investments	(19,217,632)	(53,105,700)
Option contracts expired or closed	3,728,249	12,021,950
Net change in unrealized appreciation/(depreciation) on:
Investments	110,427,410	(81,706,230)
Option contracts	769,031	(3,015,257)

Net increase (decrease) in net assets from operations	96,166,392	(123,084,742)

FROM DISTRIBUTIONS
Net investment income - Class A	(944,745)	—
Net investment income - Class C	(391,078)	—
Net investment income - Class I	(1,384,547)	(126,516)
Net realized gain on investments - Class A	—	(1,457,598)
Net realized gain on investments - Class C	—	(1,404,531)
Net realized gain on investments - Class I	—	(2,308,104)

Net decrease in net assets resulting from distributions paid	(2,720,370)	(5,296,749)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	26,660,547	15,213,680
Proceeds from shares sold - Class C	13,581,991	5,741,957
Proceeds from shares sold - Class I	37,114,463	21,658,838
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	575,825	1,155,925
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	342,496	1,294,905
Net asset value of shares issued to shareholders in payment of distributions declared - Class I	1,190,819	2,224,288
Payments for shares redeemed - Class A(1)	(10,464,001)	(25,135,328)
Payments for shares redeemed - Class C(2)	(9,804,546)	(21,822,525)
Payments for shares redeemed - Class I(3)	(22,335,408)	(33,265,389)

Net increase (decrease) in net assets from capital share transactions	36,862,186	(32,933,649)

TOTAL INCREASE (DECREASE) IN NET ASSETS	130,308,208	(161,315,140)
NET ASSETS:
Beginning of Period	$88,763,074	$250,078,214

End of Period	$219,071,282	$88,763,074

ACCUMULATED NET INVESTMENT INCOME	$459,334	$2,720,370

(1)	Net of redemption fees of $54 and $10,995 for the years ended February 28, 2010 and February 28, 2009, respectively.
(2)	Net of redemption fees of $19 and $39,073 for the years ended February 28, 2010 and February 28, 2009, respectively.
(3)	Net of redemption fees of $589 and $533 for the years ended February 28, 2010 and February 28, 2009, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$8.70	$19.32	$21.74	$20.00

Income from investment operations:
Net investment income	0.05 (2)	0.24 (2)	0.43 (2)	0.04 (3)
Net realized and unrealized gain (loss) on investments	9.63	(10.39)	(2.18)	1.71

Total from investment operations	9.68	(10.15)	(1.75)	1.75

Less distributions paid:
From net investment income	(0.26)	—	(0.32)	(0.01)
From net realized gain on investments	—	(0.47)	(0.35)	—

Total distributions paid	(0.26)	(0.47)	(0.67)	(0.01)

Paid-in capital from redemption fees (Note 2)	— (4)	— (4)	— (4)	— (4)

Net Asset Value, End of Period	$18.12	$8.70	$19.32	$21.74

Total return(5)(6)	111.50%	(53.05)%	(8.24)%	8.73%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$71,389	$26,463	$70,835	$50,624
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	1.60%	1.58%	1.58%	1.79%
After waivers, reimbursements and recoupments of expenses(7)	1.60%	1.58%	1.59%	1.75%
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	0.32%	1.53%	1.97%	0.30%
After waivers, reimbursements and recoupments of expenses(7)	0.32%	1.53%	1.96%	0.34%
Portfolio turnover rate(6)	61.04%	71.52%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2010		Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$8.57		$19.20	$21.62	$20.00

Income from investment operations:
Net investment income (loss)	(0.05	)(2)	0.12 (2)	0.26 (2)	(0.04	)(3)
Net realized and unrealized gain (loss) on investments	9.44		(10.29)	(2.15)	1.66

Total from investment operations	9.39		(10.17)	(1.89)	1.62

Less distributions paid:
From net investment income	(0.15)		—	(0.19)	—
From net realized gain on investments	—		(0.47)	(0.35)	—

Total distributions paid	(0.15)		(0.47)	(0.54)	—

Paid-in capital from redemption fees (Note 2)	—	(4)	0.01	0.01	—	(4)

Net Asset Value, End of Period	$17.81		$8.57	$19.20	$21.62

Total return(5)(6)	109.55%		(53.38)%	(8.85)%	8.10%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$52,980		$24,408	$74,767	$48,369
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	2.35%		2.33%	2.33%	2.54%
After waivers, reimbursements and recoupments of expenses(7)	2.35%		2.33%	2.33%	2.50%
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(7)	(0.35)%		0.75%	1.22%	(0.44)%
After waivers, reimbursements and recoupments of expenses(7)	(0.35)%		0.75%	1.21%	(0.40)%
Portfolio turnover rate(6)	61.04%		71.52%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2010	Year Ended February 29, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$8.70	$19.34	$21.76	$20.00

Income from investment operations:
Net investment income	0.10 (2)	0.28 (2)	0.44 (2)	0.06 (3)
Net realized and unrealized gain (loss) on investments	9.64	(10.42)	(2.15)	1.73

Total from investment operations	9.74	(10.14)	(1.71)	1.79

Less distributions paid:
From net investment income	(0.29)	(0.03)	(0.37)	(0.03)
From net realized gain on investments	—	(0.47)	(0.35)	—

Total distributions paid	(0.29)	(0.50)	(0.72)	(0.03)

Paid-in capital from redemption fees (Note 2)	— (4)	— (4)	0.01	— (4)

Net Asset Value, End of Period	$18.15	$8.70	$19.34	$21.76

Total return(5)	111.96%	(52.94)%	(8.04)%	8.94%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$94,703	$37,891	$104,476	$39,481
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	1.35%	1.33%	1.34%	1.54%
After waivers, reimbursements and recoupments of expenses(6)	1.35%	1.33%	1.35%	1.50%
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	0.61%	1.78%	2.03%	0.56%
After waivers, reimbursements and recoupments of expenses(6)	0.61%	1.78%	2.02%	0.60%
Portfolio turnover rate(5)	61.04%	71.52%	36.20%	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Per share net investment income was calculated prior to tax adjustments.
(4)	Less than 0.5 cent per share.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Notes to Financial Statements

February 28, 2010

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Snow Capital Opportunity Fund (the “Fund”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expenses and arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. Class A shares are subject to a level sales charge for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Fund became effective and commenced operations on April 28, 2006. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund’s securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund has adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2010:

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$27,817,141	$—	$—	$27,817,141
Consumer Staples	3,239,600	—	—	3,239,600
Energy	16,363,866	—	—	16,363,866
Financials	68,088,670	—	—	68,088,670
Health Care	35,290,169	—	—	35,290,169
Industrials	10,789,715	—	—	10,789,715
Information Technology	17,376,360	—	—	17,376,360
Investment Companies	4,457,850	—	—	4,457,850
Materials	6,094,476	—	—	6,094,476

Total Equity	189,517,847	—	—	189,517,847
Fixed Income
Corporate Bond	—	850,347	—	850,347

Total Fixed Income	—	850,347	—	850,347
Purchased Options	2,929,880	—	—	2,929,880

Short-Term Investments	26,150,572	—	—	26,150,572

Total Investments in Securities	$218,598,299	$850,347	$—	$219,448,646

Other Financial Instruments*	$461,167	$—	$—	$461,167

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as written options which are reflected at the unrealized appreciation (depreciation) on the instruments.

In March 2008, Statement of Financial Accounting Standards, “Disclosures about Derivative Instruments and Hedging Activities” was issued and is effective for interim and annual periods beginning after November 15, 2008. Disclosures about Derivative Instruments and Hedging Activities is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of February 28, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value
Purchased Options	Assets; Investments	$2,929,880
Written options	Liabilities; Written options	1,496,872

Total		$4,426,752

The effect of derivative instruments on the Statement of Operations for the year ended February 28, 2010 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Year Ended February 28, 2010
Purchased Options	Net realized gain (loss) on options contracts expired or closed	$91,845
Written Options	Net realized gain (loss) on options contracts expired or closed	3,636,404

Total		$3,728,249

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Year Ended February 28, 2010
Purchased Options	Net change in unrealized appreciation on option contracts	$474,012
Written Options	Net change in unrealized appreciation on option contracts	295,019

Total		$769,031

(b)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Transactions in options written during the year ended February 28, 2010 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of year	1,650	$174,548
Options written	59,869	6,511,225
Options terminated in closing transactions	(18,006)	(2,136,545)
Options exercised	(18,316)	(1,851,545)
Options expired	(20,825)	(2,258,648)

Outstanding, end of period	4,372	$439,035

	Put Options
	Contracts	Premiums
Outstanding, beginning of year	—	$—
Options written	29,697	3,880,393
Options terminated in closing transactions	(1,000)	(52,153)
Options exercised	(1,800)	(250,331)
Options expired	(16,846)	(2,058,906)

Outstanding, end of period	10,051	$1,519,003

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Fund charges a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. Redemption fees of $662 and $50,601 were charged by the Fund during the years ended February 28, 2010 and February 28, 2009, respectively.

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means.

Expenses directly attributable to a class of shares, which presently only include 12b-l distributions and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 28, 2010	Year Ended February 28, 2009
Ordinary Income	$2,720,370	$4,295,004
Long-Term Capital Gain	$—	$1,001,745

As of February 28, 2010, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$224,088,872

Gross tax unrealized appreciation	30,461,453
Gross tax unrealized depreciation	(34,640,512)

Net tax unrealized depreciation	(4,179,059)

Undistributed ordinary income	459,334
Undistributed long-term capital gain	—

Total distributable earnings	459,334

Other accumulated losses	(55,150,557)

Total accumulated losses	$(58,870,282)

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

At February 28, 2010, the Fund had accumulated net realized capital loss carryovers of $21,490,325 and $33,601,184 which will expire on February 28, 2017 and February 28, 2018, respectively. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

At February 28, 2010, the Fund deferred, on a tax basis, post-October losses of $59,048.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued, “Accounting for Uncertainty in Income Taxes”. Accounting for Uncertainty in Income Taxes addresses the accounting for uncertainty in income taxes and establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of February 28, 2010. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal 2010. At February 28, 2010, the fiscal years 2007 through 2010 remain open to examination in the Fund’s major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has agreed to waive its management fees and/or reimburse the Fund’s other expenses at least through August 31, 2011 to the extent necessary to ensure that the Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends and interest on short positions, expenses incurred in connections with any merger or reorganization and extraordinary items) do not exceed 1.75%, 2.50% and 1.50% of the Fund’s average daily net assets for the Class A, Class C and Institutional Class shares, respectively (each, an “Expense Limitation Cap”). Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s Expense Limitation Cap, provided, however, that the

Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of the Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Fund’s average daily net assets of Class C shares for shareholder servicing. During the year ended February 28, 2010, the Fund accrued expenses of $129,425 and $302,868 for Class A and Class C, respectively, pursuant to the 12b-1 Plan, and $100,956 for Class C for shareholder servicing.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of the Distributor.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Snow Capital Opportunity Fund – Class A Shares	Year Ended February 28, 2010	Year Ended February 28, 2009
Shares sold	1,558,124	1,023,917
Shares issued to holders in reinvestment of distributions	31,919	108,538
Shares redeemed	(692,838)	(1,755,281)

Net increase(decrease)	897,205	(622,826)

Snow Capital Opportunity Fund – Class C Shares	Year Ended February 28, 2010	Year Ended February 28, 2009
Shares sold	792,824	343,559
Shares issued to holders in reinvestment of distributions	19,285	123,090
Shares redeemed	(684,612)	(1,514,679)

Net increase(decrease)	127,497	(1,048,030)

Snow Capital Opportunity Fund – Institutional Class Shares	Year Ended February 28, 2010	Year Ended February 28, 2009
Shares sold	2,337,426	1,303,503
Shares issued to holders in reinvestment of distributions	65,900	208,657
Shares redeemed	(1,539,647)	(2,561,401)

Net increase(decrease)	863,679	(1,049,241)

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended February 28, 2010, were $100,166,667 and $87,588,528, respectively. There were no purchases or sales of U.S. government securities for the Fund.

Snow Capital Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Snow Capital Opportunity Fund and

Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Snow Capital Opportunity Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, as of February 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

April 29, 2010

Snow Capital Opportunity Fund

Additional Information

(Unaudited)

Tax Information

The Fund designates 100.00% of its ordinary income distribution for the year ended February 28, 2010 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 28, 2010, 100.00% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Opportunity Fund

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	19	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–present); Director, Flight Standards & Training (1990–1999).	19	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).
Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 66	Trustee	Indefinite Term; Since October 23, 2009	Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–present); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997–2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997–2007).	19	None.

Snow Capital Opportunity Fund

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee and Officers
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 47	Chairperson, President, and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	19	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 52	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term; Since January 11, 2008 (Vice President); Since September 10, 2008 (Treasurer)	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–present); UMB Investment Services Group (2000–2004).	N/A	N/A

Kristin M. Cuene 615 E. Michigan St. Milwaukee, WI 53202 Age: 40+	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 23, 2009 (CCO); Since January 18, 2010 (AML Officer)	Attorney, Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2008–present); Attorney, Investment Management, Quarles & Brady, LLP (2007–2008); Student, University of Pennsylvania (2004–2007).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 30	Secretary	Indefinite Term; Since November 15, 2005	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Snow Capital Opportunity Fund

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 36	Assistant Treasurer	Indefinite Term; Since January 10, 2008	Mutual Fund Administrator, U.S. Bancorp Fund Services LLC (2002–present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser, the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at
1-877-SNOWFND (877-766-9363). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SNOW CAPITAL OPPORTUNITY FUND

Investment Adviser

Snow Capital Management L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on May 7, 2009.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4.	Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2010	FYE 2/28/2009
Audit Fees	23,800	23,100
Audit-Related Fees	0	0
Tax Fees	3,585	3,475
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2010	FYE 2/28/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2010	FYE 2/28/2009
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940

(b)	(the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(c)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed on May 7, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)	/S/ JOSEPH NEUBERGER
Joseph Neuberger, President

Date    May 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ JOSEPH NEUBERGER
Joseph Neuberger, President

Date    May 4, 2010

By (Signature and Title)	/S/ JOHN BUCKEL
John Buckel, Treasurer

Date    May 4, 2010